Exhibit 99.1

Enviri Corporation Announces Sale of Clean Earth to Veolia for $3.04 Billion and Taxable Spin-Off of Harsco Environmental and Rail Businesses (“New Enviri”) to Shareholders

•	Significant Step in Realizing Enviri’s Sum-of-the-Parts Value

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Enviri Shareholders Will Receive Significant Cash Consideration of $14.50 - $16.50 Per Share at Closing, Plus Stock in New Enviri; Compared to Enviri’s Unaffected Stock Price of $8.63 on August 4, 2025

•	New Enviri Will Have ~2.0x Net Leverage at Closing and a Right-Sized Corporate Cost Structure

•	New Enviri is Well-Positioned to Realize Value Creation Potential in Both Harsco Environmental and Rail Segments

•	Russell Hochman to Become CEO of New Enviri

PHILADELPHIA (November 21, 2025) – Enviri Corporation (NYSE: NVRI) (“Enviri,” or the “Company”) today announced that it has entered into a definitive agreement with Veolia Environnement SA (“Veolia”) whereby Veolia will acquire 100% of Clean Earth for aggregate cash consideration of $3.04 billion. Enviri shareholders are expected to receive cash consideration of $14.50 - $16.50 per share in the transaction and retain full ownership of Harsco Environmental and Rail through a spin-off of those businesses into a standalone publicly traded company (“New Enviri”). The Boards of Directors of both Enviri and Veolia have unanimously approved this transaction, which is expected to close mid-2026 subject to Enviri shareholder approval and customary regulatory approval.

In connection with the closing of the Clean Earth sale, Enviri will execute a taxable spin-off of its Harsco Environmental and Rail businesses to shareholders of Enviri as of the closing date of the Clean Earth sale. In the spin-off transaction, Enviri shareholders will receive 0.33 shares of New Enviri for each Enviri share held. Management anticipates approximately 28 million New Enviri shares outstanding upon close, with central corporate costs at New Enviri to be right-sized.

The final amount of the cash consideration paid to shareholders will be determined by the Enviri Board prior to closing, taking into account the repayment of Enviri’s existing debt, transaction costs and other financial considerations relating to the merger agreement, and New Enviri’s financial position at the time of closing. Enviri intends to repay approximately $1.35 billion of existing debt, resulting in a conservatively capitalized New Enviri with net debt to Adjusted EBITDA of approximately 2.0x, a revolving credit facility that will be undrawn at close (1.0x Adjusted EBITDA), and significant cash on its balance sheet. With a robust balance sheet, New Enviri will have enhanced operational and financial flexibility to execute its strategy.

“We are pleased to have reached this agreement, which is the result of a comprehensive strategic alternatives process to maximize value for our shareholders and realize the sum-of-the-parts valuation of our businesses,” said Enviri Chairman and CEO Nick Grasberger. “Over the past five years, Enviri has significantly enhanced the value proposition of Clean Earth, making it a trusted provider of industrial waste solutions with a strong customer base. This transaction is a testament to our team’s dedication and leadership, and we are confident that the business and its employees will prosper as part of Veolia.”

Mr. Grasberger added, “In addition to the significant cash consideration shareholders will receive, we are also positioning New Enviri to achieve its goals and to create shareholder value over time. As a market-leading provider of innovative services and products, New Enviri will have a strong capital structure and an improving cash flow profile. We remain laser focused on continuing to take actions to stabilize Harsco Rail while leveraging innovation and service capabilities to support Harsco Environmental’s leadership and growth.”

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Tax Efficient Structure

By structuring the transaction as a taxable spin-off of New Enviri to shareholders followed immediately by a sale of Clean Earth to Veolia by shareholders for the cash merger consideration, the transactions are not expected to result in any material cash tax expense to Enviri or New Enviri.

Leadership

Russell Hochman, Senior Vice President, General Counsel, Chief Compliance Officer, and Corporate Secretary of Enviri, has been appointed to the additional role of President and Chief Operating Officer, effective immediately. Mr. Hochman brings deep knowledge of these businesses, having served as a member of the executive team for 10 years. Mr. Hochman will serve in this role until the effective date of the separation, at which time he will become Chief Executive Officer of New Enviri, where he will lead Harsco Environmental and Rail into their next chapter of operational and strategic execution.

Nick Grasberger, Enviri Chairman and Chief Executive Officer will remain with Enviri through the completion of the Clean Earth sale to support a seamless transition to the New Enviri management team. The Board of New Enviri will be announced at a later date.

Mr. Grasberger said, “As General Counsel, Russell has been a trusted member of our leadership team for many years, helping to guide our organization’s global strategy across segments and drive major initiatives, among other contributions. His deep business acumen and proven ability to navigate mergers and acquisitions, regulatory matters, and transformation efforts, makes him exceptionally qualified to lead New Enviri in this pivotal next chapter.”

Mr. Hochman commented, “I am honored to serve as New Enviri’s CEO and am confident in the company’s potential. New Enviri will be positioned for success, supported by a stronger capital structure that will create enhanced opportunities for both businesses. We will continue to be guided by the core values of integrity, safety, sustainability, and innovation, and our success will be built on the strength of our talented teams and their ability to deliver exceptional service and solutions for our customers. We expect our initiatives to drive progress and remain committed to unlocking shareholder value as we have demonstrated with today’s announced transaction.”

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Timing and Approvals

The sale of Clean Earth is expected to close in mid-2026, subject to approval by Enviri shareholders, expiration of the waiting period under the Hart-Scott Rodino Act, the effectiveness of a Form 10 registration statement for New Enviri to be filed with the U.S. Securities and Exchange Commission, completion of the New Enviri spin-off transaction, and satisfaction of customary closing conditions.

About Russell Hochman

Russell Hochman has served as the Senior Vice President, General Counsel, Chief Compliance Officer, and Corporate Secretary since May 2015. Previously, he served in senior legal roles with Pitney Bowes Inc. based in New York, London, and Europe. While at Pitney Bowes Inc., Mr. Hochman led a key European business expansion effort, in addition to his duties as Vice President and Deputy General Counsel. Earlier in his career, Mr. Hochman was an M&A attorney at international law firms. Mr. Hochman holds a J.D. from Albany Law School of Union University and a B.A. from Cornell University.

Advisors

BofA Securities and Jefferies LLC are serving as financial advisors and Fried, Frank, Harris, Shriver & Jacobson LLP is serving as legal counsel to Enviri. Joele Frank, Wilkinson Brimmer Katcher is serving as strategic communications advisor.

Citi and Messier & Associés are serving as financial advisors and Wachtel Lipton Rosen & Katz is serving as legal counsel to Veolia.

Conference Call

Enviri will hold a conference call today at 9:00 a.m. Eastern Time to discuss the announcement. Those who wish to listen to the conference call webcast should visit investors.enviri.com, or by dialing (844) 539-1331 or (412) 652-1264 for international callers. Please ask to join the Enviri Corporation call. Listeners are advised to dial in approximately ten minutes prior to the call. If you are unable to listen to the live call, the webcast will be archived on the Company’s website.

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Editors’ Note: Veolia today issued a separate press release regarding the sale of Clean Earth.

About Enviri

Enviri is transforming the world to green, as a trusted global leader in providing a broad range of environmental services and related innovative solutions. The company serves a diverse customer base by offering critical recycle and reuse solutions for their waste streams, enabling customers to address their most complex environmental challenges and to achieve their sustainability goals. Enviri is based in Philadelphia, Pennsylvania and operates in more than 150 locations in over 30 countries. Additional information can be found at www.enviri.com.

Forward-Looking Statements

The nature of the Company’s and New Enviri’s business, together with the number of countries in which it operates, subject it to changing economic, competitive, regulatory and technological conditions, risks and uncertainties. In accordance with the “safe harbor” provisions of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, the Company provides the following cautionary remarks regarding important factors that, among others, could cause outcomes to differ materially from those contemplated by forward-looking statements, including the expectations and assumptions expressed or implied herein. Forward-looking statements contained herein could include, among other things, statements regarding the timing of the consummation of the proposed transaction; statements about management’s confidence in and strategies for performance of New Enviri; expectations for new and existing products, technologies and opportunities; and expectations regarding growth, sales, cash flows, and earnings. Forward-looking statements can be identified by the use of such terms as “may,” “could,” “expect,” “anticipate,” “intend,” “believe,” “likely,” “estimate,” “outlook,” “plan,” “contemplate,” “project,” “target” or other comparable terms.

Factors that could cause actual outcomes to differ, perhaps materially, from those implied by forward-looking statements include, but are not limited to: (1) the occurrence of any event, change, or other circumstance that could give rise to the right of one or both of the parties to terminate the definitive agreement between the Company and Veolia; (2) the possibility that the transaction does not close when expected, or at all, because required regulatory, shareholder, or other approvals and other conditions to closing are not received or satisfied on a timely basis or

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at all; (3) the possibility that the transaction may be more expensive to complete than anticipated, including as a result of unexpected factors or events, including those resulting from the announcement, pendency or completion of the transaction; (4) New Enviri’s ability to successfully enter into new contracts and complete new acquisitions, divestitures, or strategic ventures in the time-frame contemplated or at all; (5) New Enviri’s inability to comply with applicable environmental laws and regulations; (6) New Enviri’s inability to obtain, renew, or maintain compliance with its operating permits or license agreements; (7) New Enviri having a smaller size and more limited resources than the Company; (8) the seasonal nature of New Enviri’s business; (9) risks caused by customer concentration, the fixed price and long-term customer contracts, especially those related to complex engineered equipment, and the competitive nature of the industries in which New Enviri will operate; (10) the outcome of any disputes with customers, contractors and subcontractors; (11) the financial condition of New Enviri’s customers, including the ability of customers (especially those that may be highly leveraged or have inadequate liquidity) to maintain their credit availability; (12) higher than expected claims under New Enviri’s insurance policies, or losses that are uninsurable or that exceed existing insurance coverage; (13) market and competitive changes, including pricing pressures, market demand and acceptance for new products, services and technologies; changes in currency exchange rates, interest rates, commodity and fuel costs and capital costs; (14) New Enviri’s ability to attract and effectively retain key management and employees, including due to unanticipated changes to demand for New Enviri’s services, disruptions associated with labor disputes, and increased operating costs associated with union organizations; (15) New Enviri’s inability or failure to protect its intellectual property rights from infringement in one or more of the many countries in which New Enviri will operate; (16) failure to effectively prevent, detect or recover from breaches in New Enviri’s cybersecurity infrastructure; (17) changes in the worldwide business environment in which New Enviri operates, including changes in general economic and industry conditions and cyclical slowdowns impacting the steel and aluminum industries; (18) fluctuations in exchange rates between the U.S. dollar and other currencies in which New Enviri will conduct business; (19) unforeseen business disruptions in one or more of the many countries in which New Enviri will operate due to changes in economic conditions, changes in governmental laws and regulations, including environmental, occupational health and safety, tax and import tariff standards and amounts; political instability, civil disobedience, armed hostilities, public health issues or other calamities; (20) liability for and implementation of environmental remediation matters; (21) product liability and warranty claims associated with the Company’s

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operations; (22) New Enviri’s ability to comply with financial covenants and obligations to financial counterparties; (23) the outstanding indebtedness and exposure to derivative financial instruments to which New Enviri will be subject that may be impacted by, among other factors, changes in interest rates; (24) tax liabilities and changes in tax laws; (25) changes in the performance of equity and bond markets that could affect, among other things, the valuation of the assets in the New Enviri’s pension plans and the accounting for pension assets, liabilities and expenses; (26) risk and uncertainty associated with intangible assets; and the other risk factors listed from time to time in the Company’s SEC reports. A further discussion of these, along with other potential risk factors, can be found in Part I, Item 1A, “Risk Factors” of the Company’s most recently filed Annual Report on Form 10-K, as updated by subsequent Quarterly Reports on Form 10-Q, which are filed with the Securities and Exchange Commission. The Company cautions that these factors may not be exhaustive and that many of these factors are beyond the Company’s ability to control or predict. Accordingly, forward-looking statements should not be relied upon as a prediction of actual results.

All forward-looking statements attributable to the Company or New Enviri, or persons acting on their behalf, are expressly qualified in their entirety by the cautionary statements set forth above. Forward-looking statements speak only as of the date they are made, and the Company and New Enviri do not undertake or assume any obligation to update publicly any of these statements to reflect actual results, new information or future events, changes in assumptions, or changes in other factors affecting forward-looking statements, except to the extent required by applicable law. If the Company or New Enviri updates one or more forward-looking statements, no inference should be drawn that it will make additional updates with respect to those or other forward-looking statements.

Additional Information and Where to Find It

In connection with the proposed transaction, the Company and New Enviri will be filing documents with the SEC, including preliminary and definitive proxy statements of the Company relating to the proposed transaction and a registration statement relating to the shares of New Enviri. The definitive proxy statement will be mailed to the Company’s shareholders in connection with the proposed acquisition. This communication is not a substitute for the proxy statement, the registration statement or any other document that may be filed by the Company or New Enviri with the SEC. BEFORE MAKING ANY VOTING DECISION, INVESTORS AND SECURITY

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HOLDERS ARE URGED TO READ THE PRELIMINARY AND DEFINITIVE PROXY STATEMENTS AND ANY OTHER DOCUMENTS TO BE FILED WITH THE SEC IN CONNECTION WITH THE PROPOSED TRANSACTION OR INCORPORATED BY REFERENCE IN THE PROXY STATEMENT WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED ACQUISITION. Any vote in respect of resolutions to be proposed at the Company’s shareholder meeting to approve the proposed transaction should be made only on the basis of the information contained in the Company’s proxy statement and documents incorporated by reference therein. Investors and security holders may obtain free copies of these documents (when they are available) and other related documents filed with the SEC at the SEC’s website at www.sec.gov or on the Company’s website at www.enviri.com.

No Offer or Solicitation

This communication is for information purposes only and is not intended to and does not constitute, or form part of, an offer, invitation or the solicitation of an offer or invitation to purchase, otherwise acquire, subscribe for, sell or otherwise dispose of any securities, or the solicitation of any vote or approval in any jurisdiction, pursuant to the proposed transaction or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law.

Participants in Solicitation

The Company, its directors and certain of its respective executive officers may be deemed to be participants in the solicitation of proxies from shareholders of the Company in connection with the proposed transaction under the rules of the SEC. Information about the interests of the directors and executive officers of the Company and other persons who may be deemed to be participants in the solicitation of proxies in connection with the proposed transaction and a description of their direct and indirect interests, by security holdings or otherwise, will be included in the proxy statement to be filed with the SEC by the Company related to the proposed transaction. Information about the directors and executive officers of the Company and their ownership of shares of Company common stock and other securities of the Company can be found in the sections entitled “Non-Employee Director Compensation”, “Share Ownership of Directors, Management and Certain Beneficial Owners”, “Compensation Discussion & Analysis”, “Discussion and Analysis of 2024 Compensation”, “Termination or Change of Control Arrangements”, “Equity Compensation Plan Information as of December 31, 2024” included in

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the Company’s proxy statement in connection with its 2025 Annual Meeting of Stockholders, filed with the SEC on March 12, 2025; in the Form 3 and Form 4 statements of beneficial ownership and statements of changes in beneficial ownership filed with the SEC by the Company’s directors and executive officers; and in other documents subsequently filed by the Company with the SEC. Investors and security holders may obtain free copies of these documents and other related documents filed with the SEC at the SEC’s website at www.sec.gov or on the Company’s website at www.enviri.com.

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